[Logo] M F S (R)
INVESTMENT MANAGEMENT                                             ANNUAL REPORT
  We invented the mutual fund(R)                              DECEMBER 31, 2000



[Graphic Omitted]

                              A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) GROWTH SERIES

MFS(R) GROWTH SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                                 INVESTMENT ADVISER
Jeffrey L. Shames*                                       Massachusetts Financial Services Company
Chairman and Chief Executive Officer, MFS                500 Boylston Street
Investment Management(R)                                 Boston, MA 02116-3741

Nelson J. Darling, Jr.+                                  DISTRIBUTOR
Private investor and trustee                             MFS Fund Distributors, Inc.
                                                         500 Boylston Street
William R. Gutow+                                        Boston, MA 02116-3741
Private investor and real estate consultant; Vice
Chairman, Capitol Entertainment Management Company       INVESTOR SERVICE
(video franchise)                                        MFS Service Center, Inc.
                                                         P.O. Box 2281
CHAIRMAN AND PRESIDENT                                   Boston, MA 02107-9906
Jeffrey L. Shames*
                                                         For additional information,
PORTFOLIO MANAGERS                                       contact your investment professional.
Thomas D. Barrett*
Stephen Pesek*                                           CUSTODIAN
                                                         State Street Bank and Trust Company
TREASURER
James O. Yost*                                           AUDITORS
                                                         Deloitte & Touche LLP
ASSISTANT TREASURERS
Mark E. Bradley*                                         WORLD WIDE WEB
Robert R. Flaherty*                                      www.mfs.com
Laura F. Healy*
Ellen Moynihan*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*



* MFS Investment Management
+ Independent Trustee

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
If you've been reading our annual and semiannual reports for any length of time, you've probably sensed the pride we have in our research process. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for shareholders -- makes us unique among investment management companies. We think that uniqueness stems from three factors: philosophy, process, and people.

PHILOSOPHY
In over 75 years of managing mutual funds, we've developed a number of beliefs about the best ways to invest over a variety of market conditions. First, we believe in bottom-up research, which means we use a company-by-company, one-security-at-a-time approach to building a portfolio. What we look for is the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flow, profits, and earnings.

Second, we believe that, over the long term, stock prices follow earnings. In our view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. One of the major elements of Original Research(SM) is doing our best to project a company's future earnings and determine how much the market will pay for those earnings.

Third, we believe there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of our investment style. Some of the stocks with which MFS has been most successful are those in which we've taken large positions before the market discovered or believed in them. Similarly, some of our best fixed-income investments have been early positions in companies or governments that our research revealed were potential candidates for credit upgrades. (A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that we believe still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If we believe the business remains fundamentally strong, we may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, trying to be better than our peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means we strive to know a company and its industry well enough to distinguish truth from hype.

PROCESS

We acquire our information firsthand, by researching thousands of companies to determine which firms may make good investments. Our analysis of an individual company may include

o face-to-face contact with senior management as well as frontline workers

o analysis of the company's financial statements and balance sheets

o contact with the company's current and potential customers

o contact with the company's competitors

o our own forecasts of the company's future market share, cash flow, and earnings

Our analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of our investment team. This ensures that our best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each of our portfolio managers -- and thus each of our investors -- to potentially benefit from any relevant item of Original Research.

John Ballen, our President and Chief Investment Officer, has often said that the thought he hopes managers will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

PEOPLE
Our team of research analysts and portfolio managers traces its roots back to 1932, when we created one of the first in-house research departments in the industry. Today, we believe we have an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attracting some of the best and brightest talent from leading business schools and from other investment management companies. Our company culture was a key factor in our recognition by Fortune magazine in its January 10, 2000, issue and again in its January 22, 2001, issue as one of the "100 Best Companies to Work For" in America. As befits a great team, our people have tended to stick around -- the average MFS tenure of our portfolio managers is 12 years, with over 15 years in the investment industry. Contributing to this continuity is our policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of us who are now managing funds or managing the company itself have been working together for well over a decade, we have a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

We also have scale. Our research analyst team is over 55 members strong and growing. Each analyst is our in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, our analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of our four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in our analysts making buy and sell recommendations on a wide range of potential investments for all of our portfolios. In the end, the goal of Original Research is to try to give our portfolio managers an advantage over their peers -- to enable our managers to deliver competitive performance, by finding opportunities before they are generally recognized by the market and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

January 16, 2001

Investments in variable products will fluctuate and may be worth more or less upon redemption. Please see your investment professional for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the 12 months ended December 31, 2000, the series' Initial Class shares provided a total return of -6.17%, and Service Class shares returned -6.24%, including the reinvestment of any dividends. This compares to a -9.11% return over the same period for the series' benchmark, the Standard & Poor's 500 Composite Index (the S&P 500). The S&P 500 is a popular, unmanaged index of common stock performance.

Stocks were extremely volatile during the final few months of the period. Overall market performance was greatly influenced by the technology sector, which posted explosive gains during the first quarter of the year, and later plummeted during a fourth quarter rout. Investors lost their appetite for growth at any price, shifting their attention to less expensive, more defensive growth pockets of the market. As a result, sectors such as energy, business services, and transportation fared best during this timeframe.

Despite the volatile market conditions, we continued to pursue a fundamental, research-driven, bottom-up, valuation-sensitive approach to stock picking. This reflects our belief that earnings and cash flow growth drive stock prices over the long term. Therefore, we try to use periods of market instability to buy stocks that are undervalued relative to their long-term prospects, and to sell them as they approach full valuation. Our valuation discipline drove us to make some significant tactical moves during the course of a volatile year for stocks.

Early in the period when ardent speculation was driving the technology sector to astronomical gains, the series owned technology stocks that met our valuation and business fundamentals parameters. However, as the Federal Reserve Board (the
Fed) continued to ratchet up short-term interest rates in order to slow economic growth and head off inflation, we became concerned about the implications of weaker corporate profits growth and slowing capital spending, particularly for technology stocks. Accordingly, we cut back the series' technology exposure and redeployed the proceeds into investments in relatively defensive areas where we felt earnings growth would be less economically sensitive.

That decision proved to be a good one, as a slew of earnings disappointments battered technology stocks and left investors seeking out steadier, albeit less explosive earnings growth stories.

Financial services was one sector that bounced back well when the Fed shifted gears midyear and stopped raising interest rates. Looking more closely within the sector, an improved pricing environment helped propel the performance of commercial lines insurers, such as American International Group. We also took advantage of political controversy that temporarily depressed the share price of the Federal Home Loan Mortgage Corporation (Freddie Mac), which our research indicated was a high-quality, stable growth financial services company.

In our opinion, medical and health products firms such as American Home Products and Pfizer also offered solid growth prospects despite a weakening economic environment. These stocks had become particularly attractive, having been beaten down during the earlier technology run-up. While the retail sector generally reeled from reduced consumer spending, defensive characteristics and positive comparable store sales helped certain food and drug retailers, such as Safeway, Kroger, and CVS.

Finally, business services firms continued to profit from the move by many companies to outsource some basic functions in order to lower costs and keenly focus on core competencies. In an uncertain market environment, investors believed that these companies' businesses could remain steady and could even grow if the economy weakens.

On the negative side, the most disappointing sector for the series -- and among the weakest pockets of the market -- was telecommunications. Companies such as Sprint PCS, Vodafone, and Metromedia Fiber suffered as the sector fell out of favor. Even though these companies delivered growth, it wasn't sufficient to offset extremely negative sentiment in this area of the market.

As for the technology sector, we believe that it could offer significant long-term investment opportunities. We think demand could continue to grow for technology products and services. We feel our job at this point is to try to decipher which tech companies will thrive, building positions among our top choices and shunning those that we feel may disappoint or whose valuations appear extended. We've been avoiding semiconductor and electronics stocks because they have suffered from weaker cyclical demand. At the same time, we've stuck by some of our software company investments.

It is always difficult, if not impossible, to predict the future of the economy and the markets. Therefore, we don't intend to predicate our investment approach on any great macroeconomic vision. Rather, we will continue to stick to our fundamental approach. The key at this juncture is to sift through the near-term noise in order to focus on longer-term fundamentals. During this difficult market, we've maintained our investment discipline and have aimed to discover attractive companies selling at reasonable prices. We believe that investing in companies that offer the brightest growth prospects at reasonable valuations is the key to long-term investment success. We'll continue to take advantage of our fundamental research to try to create a diversified portfolio that we believe offers opportunity for growth.

     Respectfully,

 /s/ Thomas D. Barrett                        /s/ Stephen Pesek

     Thomas D. Barrett                            Stephen Pesek
     Portfolio Manager                            Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' PROFILES

Thomas D. Barrett, CFA, is Vice President and portfolio manager of MFS Investment Management(R) (MFS(R)). He manages the large-capitalization growth portfolios for our mutual funds, variable annuities, and institutional accounts. Prior to joining MFS in 1996, Tom spent two years as an assistant vice president and equity research analyst with the Boston Company. From 1988 to 1992 he was a director of finance -- tax practice for Arthur Andersen & Company. He began his career at MFS as a research analyst and became portfolio manager in 2000. Tom earned a Master of Management degree from Northwestern University's Kellogg School and a Bachelor of Arts from the University of California, Los Angeles. He holds the Chartered Financial Analyst (CFA) designation. He is a member of The Boston Security Analysts Society and the Association of Investment Management and Research.

Stephen Pesek, CFA, is Senior Vice President of MFS Investment Management(R) (MFS(R)) and a member of our large-cap growth portfolio management team. He manages Massachusetts Investors Growth Stock Fund and other large-cap growth portfolios of our mutual funds, variable annuities, institutional accounts, and offshore funds. Steve joined MFS in 1994 as a research analyst following the pharmaceutical, biotechnology, and electronics industries. He became a portfolio manager in 1996 and Senior Vice President in 1999. Prior to joining MFS, he worked for seven years at Fidelity Investments as an equity analyst. He is a graduate of the University of Pennsylvania and has an M.B.A. degree from Columbia University. He holds a Chartered Financial Analyst (CFA) designation.

All equity portfolio managers began their careers at MFS as research analysts. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks to provide long-term growth of capital and future income rather than current income.

Commencement of investment operations: May 3, 1999

Class inception: Initial Class   May 3, 1999
                 Service Class   May 1, 2000

Size: $151.3 million net assets as of December 31, 2000

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the series' Initial Class in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes may be greater or less than the line shown. (See Notes to Performance Summary). It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the series' investment operations, May 3, 1999, through December 31, 2000. Index information is from May 1, 1999.)

               MFS Growth Series     Standard & Poor's
                - Initial Class    500 Composite Index
--------------------------------------------------------------------------------
 5/99              $10,000             $10,000
12/99               14,001              11,100
12/00               13,138              10,089


TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2000

INITIAL CLASS
                                                   1 Year                Life*
-------------------------------------------------------------------------------
Cumulative Total Return                           - 6.17%              +31.38%
-------------------------------------------------------------------------------
Average Annual Total Return                       - 6.17%              +17.83%
-------------------------------------------------------------------------------

SERVICE CLASS
                                                   1 Year                Life*
-------------------------------------------------------------------------------
Cumulative Total Return                           - 6.24%              +31.26%
-------------------------------------------------------------------------------
Average Annual Total Return                       - 6.24%              +17.77%
-------------------------------------------------------------------------------

COMPARATIVE INDEX(+)
                                                   1 Year                Life*
-------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index#            - 9.11%              + 0.54%
-------------------------------------------------------------------------------
  * For the period from the commencement of the series' investment operations, May 3, 1999, through December 31, 2000. Index information is from
    May 1, 1999.
(+) Average annual rate of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditons of the countries when investments are made. There may be greater returns but also greater risk than with U.S. investments. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - December 31, 2000

Stocks - 88.5%
------------------------------------------------------------------------------
ISSUER                                               SHARES              VALUE
------------------------------------------------------------------------------
U.S. Stocks - 85.1%
  Aerospace - 3.7%
    Boeing Co.                                        5,400       $    356,400
    General Dynamics Corp.                           19,800          1,544,400
    Honeywell International, Inc.                    18,800            889,475
    United Technologies Corp.                        35,500          2,791,187
                                                                  ------------
                                                                  $  5,581,462
------------------------------------------------------------------------------
  Apparel and Textiles - 0.3%
    Nike, Inc., "B"                                   7,700       $    429,756
------------------------------------------------------------------------------
  Automotive - 0.4%
    Harley-Davidson, Inc.                            15,000       $    596,250
------------------------------------------------------------------------------
  Banks and Credit Companies - 0.7%
    PNC Financial Services Group Co.                  5,500       $    401,844
    Providian Financial Corp.                        11,600            667,000
                                                                  ------------
                                                                  $  1,068,844
------------------------------------------------------------------------------
  Biotechnology - 0.9%
    Pharmacia Corp.                                  21,679       $  1,322,419
------------------------------------------------------------------------------
  Business Machines - 0.9%
    Sun Microsystems, Inc.*                          34,510       $    961,966
    Texas Instruments, Inc.                           7,500            355,313
                                                                  ------------
                                                                  $  1,317,279
------------------------------------------------------------------------------
  Business Services - 1.6%
    Amgen, Inc.*                                      6,800       $    434,775
    BEA Systems, Inc.*                               10,740            722,936
    Computer Sciences Corp.*                         18,020          1,083,453
    Predictive Systems, Inc.*                            35                250
    VeriSign, Inc.*                                   3,240            240,368
                                                                  ------------
                                                                  $  2,481,782
------------------------------------------------------------------------------
  Cellular Telephones - 0.8%
    AirGate PCS, Inc.*                                   25       $        887
    Sprint Corp. (PCS Group)*                        61,760          1,262,220
                                                                  ------------
                                                                  $  1,263,107
------------------------------------------------------------------------------
  Chemicals - 0.4%
    Praxair, Inc.                                    12,700       $    563,563
------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.5%
    Compaq Computer Corp.                            38,100       $    573,405
    Dell Computer Corp.*                             12,400            216,225
                                                                  ------------
                                                                  $    789,630
------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.8%
    Mercury Interactive Corp.*                        1,900       $    171,475
    Microsoft Corp.*                                 57,890          2,510,979
                                                                  ------------
                                                                  $  2,682,454
------------------------------------------------------------------------------
  Computer Software - Services - 1.8%
    EMC Corp.*                                       38,880       $  2,585,520
    Internet Security Systems, Inc.*                  1,100             86,281
    Interwoven, Inc.*                                   400             26,375
    Metasolv Software, Inc.*                             10                 91
                                                                  ------------
                                                                  $  2,698,267
------------------------------------------------------------------------------
  Computer Software - Systems - 5.6%
    Brocade Communications Systems, Inc.*             6,800       $    624,325
    Comverse Technology, Inc.*                       11,500          1,249,188
    E.piphany, Inc.*                                 10,749            579,774
    Extreme Networks, Inc.*                           8,200            320,825
    Oracle Corp.*                                    85,560          2,486,587
    Rational Software Corp.*                         44,600          1,736,612
    VERITAS Software Corp.*                          17,089          1,495,288
                                                                  ------------
                                                                  $  8,492,599
------------------------------------------------------------------------------
  Conglomerates - 2.8%
    Tyco International Ltd.                          75,500       $  4,190,250
------------------------------------------------------------------------------
  Consumer Goods and Services - 1.2%
    Philip Morris Cos., Inc.                         41,300       $  1,817,200
------------------------------------------------------------------------------
  Electrical Equipment - 2.0%
    General Electric Co.                             55,690       $  2,669,639
    Jabil Circuit, Inc.*                                100              2,538
    QLogic Corp.*                                     5,697            438,669
                                                                  ------------
                                                                  $  3,110,846
------------------------------------------------------------------------------
  Electronics - 3.5%
    Analog Devices, Inc.*                             8,060       $    412,571
    Applied Micro Circuits Corp.*                     7,600            570,356
    Atmel Corp.*                                        600              6,975
    Flextronics International Ltd.*                  66,924          1,907,334
    Intel Corp.                                      29,660            891,654
    Micron Technology, Inc.*                         13,600            482,800
    Sanmina Corp.*                                    9,000            689,625
    Xilinx, Inc.*                                     7,100            327,488
                                                                  ------------
                                                                  $  5,288,803
------------------------------------------------------------------------------
  Energy - 0.5%
    Dynegy, Inc.                                     14,100       $    790,481
------------------------------------------------------------------------------
  Entertainment - 3.0%
    Carnival Corp.                                   18,600       $    573,112
    Clear Channel Communications, Inc.*              10,800            523,125
    Gemstar-TV Guide International, Inc.*             3,260            150,368
    Harrah's Entertainment, Inc.*                       210              5,539
    Radio Unica Communications Co.*                      25                 94
    Univision Communications, Inc., "A"*              9,600            393,000
    Viacom, Inc., "B"*                               62,335          2,914,161
                                                                  ------------
                                                                  $  4,559,399
------------------------------------------------------------------------------
  Financial Institutions - 6.8%
    American Express Co.                              7,000       $    384,562
    Citigroup, Inc.                                  62,135          3,172,769
    Freddie Mac                                      56,400          3,884,550
    Merrill Lynch & Co., Inc.                        19,800          1,350,113
    Morgan Stanley Dean Witter & Co.                 12,500            990,625
    State Street Corp.                                3,640            452,124
                                                                  ------------
                                                                  $ 10,234,743
------------------------------------------------------------------------------
  Financial Services - 0.2%
    John Hancock Financial Services, Inc.             7,000       $    263,375
------------------------------------------------------------------------------
  Food and Beverage Products - 1.7%
    Anheuser-Busch Cos., Inc.                         5,600       $    254,800
    PepsiCo., Inc.                                   19,900            986,294
    Quaker Oats Co.                                  13,400          1,304,825
                                                                  ------------
                                                                  $  2,545,919
------------------------------------------------------------------------------
  Healthcare - 1.3%
    HCA Healthcare Co.                               43,200       $  1,901,232
------------------------------------------------------------------------------
  Insurance - 5.9%
    AFLAC, Inc.                                      21,900       $  1,580,906
    Allstate Corp.                                   17,500            762,344
    American General Corp.                            2,700            220,050
    American International Group, Inc.               44,365          4,372,725
    CIGNA Corp.                                       8,300          1,098,090
    Hartford Financial Services Group, Inc.          11,700            826,312
    UnumProvident Corp.                               5,500            147,813
                                                                  ------------
                                                                  $  9,008,240
------------------------------------------------------------------------------
  Internet
    Data Return Corp.*                                   25       $         94
    Lifeminders, Inc.*                                   10                 35
    Retek, Inc.*                                         10                244
                                                                  ------------
                                                                  $        373
------------------------------------------------------------------------------
  Manufacturing - 0.3%
    Minnesota Mining & Manufacturing Co.              3,800       $    457,900
------------------------------------------------------------------------------
  Medical and Health Products - 6.5%
    Alza Corp.*                                      27,300       $  1,160,250
    American Home Products Corp.                     43,895          2,789,527
    Baxter International, Inc.                           85              7,507
    Bristol-Myers Squibb Co.                         40,300          2,979,681
    Pfizer, Inc.                                     62,390          2,869,940
                                                                  ------------
                                                                  $  9,806,905
------------------------------------------------------------------------------
  Medical and Health Technology and Services - 4.4%
    Applera Corp. - Applied Biosystems Group         17,200       $  1,617,875
    Cardinal Health, Inc.                            25,070          2,497,598
    Edwards Lifesciences Corp.*                          17                302
    IMS Health, Inc.                                 26,800            723,600
    Medtronic, Inc.                                  30,400          1,835,400
                                                                  ------------
                                                                  $  6,674,775
------------------------------------------------------------------------------
  Oil Services - 2.5%
    BJ Services Co.*                                  7,800       $    537,225
    Noble Drilling Corp.*                            17,930            778,834
    Schlumberger Ltd.                                30,800          2,462,075
                                                                  ------------
                                                                  $  3,778,134
------------------------------------------------------------------------------
  Oils - 3.1%
    Coastal Corp.                                    20,300       $  1,792,744
    Exxon Mobil Corp.                                15,900          1,382,306
    Transocean Sedco Forex, Inc.                     32,690          1,503,740
                                                                  ------------
                                                                  $  4,678,790
------------------------------------------------------------------------------
  Pharmaceuticals - 0.6%
    Watson Pharmaceuticals, Inc.*                    17,019       $    871,160
------------------------------------------------------------------------------
  Retail - 5.9%
    Costco Wholesale Corp.*                          40,800       $  1,629,450
    CVS Corp.                                        59,055          3,539,609
    Gap, Inc.                                        28,400            724,200
    Home Depot, Inc.                                 19,200            877,200
    RadioShack Corp.                                 22,040            943,588
    Wal-Mart Stores, Inc.                            24,400          1,296,250
                                                                  ------------
                                                                  $  9,010,297
------------------------------------------------------------------------------
  Supermarkets - 2.7%
    Kroger Co.*                                      49,800       $  1,347,712
    Safeway, Inc.*                                   42,860          2,678,750
                                                                  ------------
                                                                  $  4,026,462
------------------------------------------------------------------------------
  Technology - 0.1%
    Palm, Inc.*                                       5,500       $    155,719
------------------------------------------------------------------------------
  Telecommunications - 7.8%
    American Tower Corp., "A"*                       47,190       $  1,787,321
    AT&T Corp., "A"*                                 36,200            490,963
    Charter Communications, Inc.*                     4,900            111,169
    CIENA Corp.*                                      6,800            552,500
    Cisco Systems, Inc.*                            111,780          4,275,585
    Corning, Inc.                                    13,225            698,445
    EchoStar Communications Corp.*                   46,100          1,048,775
    Emulex Corp.*                                     6,600            527,587
    Juniper Networks, Inc.*                             700             88,244
    Metromedia Fiber Network, Inc., "A"*              7,440             75,330
    NTL, Inc.*                                        4,300            102,931
    Qwest Communications International, Inc.*        47,200          1,935,200
    Time Warner Telecom, Inc.*                        1,200             76,125
                                                                  ------------
                                                                  $ 11,770,175
------------------------------------------------------------------------------
  Telecommunications and Cable - 0.6%
    Comcast Corp., "A"*                              22,090       $    922,258
------------------------------------------------------------------------------
  Utilities - Electric - 2.3%
    AES Corp.*                                       44,500       $  2,464,187
    Calpine Corp.*                                   22,600          1,018,413
                                                                  ------------
                                                                  $  3,482,600
------------------------------------------------------------------------------
Total U.S. Stocks                                                 $128,633,448
------------------------------------------------------------------------------

Foreign Stocks - 3.4%
  Bermuda - 0.3%
    Global Crossing Ltd. (Telecommunications)*       35,150       $    503,084
------------------------------------------------------------------------------
  Canada - 0.3%
    Nortel Networks Corp. (Telecommunications)       15,760       $    505,305
------------------------------------------------------------------------------
  China - 0.3%
    China Mobile (Hong Kong) Ltd.
      (Telecommunications)*                          83,000       $    453,354
------------------------------------------------------------------------------
  Finland - 0.5%
    Nokia Corp., ADR (Telecommunications)            15,200       $    661,200
------------------------------------------------------------------------------
  Germany
    SAP AG, ADR (Computer Software - Systems)            30       $      1,011
------------------------------------------------------------------------------
  Israel - 0.5%
    Check Point Software Technologies Ltd.
      (Computer Software - Services)*                 5,800       $    774,662
------------------------------------------------------------------------------
  Netherlands - 0.2%
    Akzo Nobel N.V. (Chemicals)                       5,700       $    306,119
------------------------------------------------------------------------------
  United Kingdom - 1.3%
    Diageo PLC (Food and Beverage Products)*         71,100       $    797,102
    Vodafone Group PLC (Telecommunications)*        314,125          1,152,755
                                                                  ------------
                                                                  $  1,949,857
------------------------------------------------------------------------------
Total Foreign Stocks                                              $  5,154,592
------------------------------------------------------------------------------
Total Stocks (Identified Cost, $134,590,750)                      $133,788,040
------------------------------------------------------------------------------

Repurchase Agreements - 11.0%
------------------------------------------------------------------------------
                                           PRINCIPAL AMOUNT
                                              (000 OMITTED)
------------------------------------------------------------------------------
    Goldman Sach, dated 12/29/00, due 01/02/01,
      total to be received $750,537,500
      (secured by various U.S. Treasury and
      Federal Agency obligations in a jointly
      traded account), at Cost                     $      9       $      9,000
    Merrill Lynch, dated 12/29/00, due 01/02/01,
      total to be received $750,539,501 (secured
      by various U.S. Treasury and Federal Agency
      obligations in a jointly traded account),
      at Cost                                        16,669         16,669,000
------------------------------------------------------------------------------
Total Repurchase Agreements, at Cost                              $ 16,678,000
------------------------------------------------------------------------------
Total Investments (Identified Cost, $151,268,750)                 $150,466,040

Other Assets, Less Liabilities - 0.5%                                  792,579
------------------------------------------------------------------------------
Net Assets - 100.0%                                               $151,258,619
------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
----------------------------------------------------------------------------
DECEMBER 31, 2000
----------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $134,590,750)        $133,788,040
  Repurchase agreements, at value                                16,678,000
                                                               ------------
    Total investments, at value
      (identified cost, $151,268,750)                          $150,466,040
  Investments of cash collateral for securities loaned,
    at identified cost and value                                  6,987,342
  Cash                                                              178,327
  Foreign currency, at value (identified cost, $89)                      82
  Receivable for investments sold                                 2,386,685
  Receivable for series shares sold                               1,919,907
  Interest and dividends receivable                                  69,231
                                                               ------------
      Total assets                                             $162,007,614
                                                               ------------
Liabilities:
  Payable for investments purchased                            $  3,742,150
  Payable for series shares reacquired                                7,410
  Collateral for securities loaned, at value                      6,987,342
  Payable to affiliates -
    Management fee                                                    9,346
    Reimbursement fee                                                 1,870
    Distribution fee                                                    877
                                                               ------------
      Total liabilities                                        $ 10,748,995
                                                               ------------
Net assets                                                     $151,258,619
                                                               ============
Net assets consist of:
  Paid-in capital                                              $162,176,373
  Unrealized depreciation on investments and translation
    of assets and liabilities in foreign currencies               (802,473)
  Accumulated net realized loss on investments and
    foreign currency transactions                               (10,284,729)
  Accumulated undistributed net investment income                   169,448
                                                               ------------
      Total                                                    $151,258,619
                                                               ============
Shares of beneficial interest outstanding                       11,641,873
                                                                ==========
Initial Class shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $97,766,217 / 7,520,783
   shares of beneficial interest outstanding)                     $13.00
                                                                  ======
Service Class shares:
  Net asset value, offering price, and redemption
    price per share (net assets of $53,492,402 / 4,121,090
    shares of beneficial interest outstanding)                    $12.98
                                                                  ======
See notes to financial statements.

Statement of Operations
-----------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2000
-----------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                               $    582,624
    Dividends                                                   296,682
    Foreign taxes withheld                                       (3,527)
                                                           ------------
      Total investment income                              $    875,779
                                                           ------------
  Expenses -
    Management fee                                         $    543,293
    Trustees' compensation                                        2,180
    Shareholder servicing agent fee                              25,353
    Distribution fee (Service Class)                             29,146
    Administrative fee                                            8,810
    Custodian fee                                                39,999
    Printing                                                     28,122
    Auditing fees                                                27,096
    Legal fees                                                    2,318
    Miscellaneous                                                 1,809
                                                           ------------
      Total expenses                                       $    708,126
    Fees paid indirectly                                         (9,937)
    Reduction of expenses by investment adviser                  (6,956)
                                                           ------------
      Net expenses                                         $    691,233
                                                           ------------
        Net investment income                              $    184,546
                                                           ------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                $(10,166,762)
    Foreign currency transactions                               (14,602)
                                                           ------------
      Net realized loss on investments and foreign
        currency transactions                              $(10,181,364)
                                                           ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                            $ (3,213,808)
    Translation of assets and liabilities in foreign
      currencies                                                    238
                                                           ------------
        Net unrealized loss on investments and foreign
          currency translation                             $ (3,213,570)
                                                           ------------
          Net realized and unrealized loss on investments
            and foreign currency                           $(13,394,934)
                                                           ------------
            Decrease in net assets from operations         $(13,210,388)
                                                           ============

See notes to financial statements.

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED                 PERIOD ENDED
                                                           DECEMBER 31, 2000           DECEMBER 31, 1999*
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                         $    184,546                  $    25,464
  Net realized gain (loss) on investments and foreign
    currency transactions                                        (10,181,364)                     203,087
  Net unrealized gain (loss) on investments and foreign
    currency translation                                          (3,213,570)                   2,411,097
                                                                ------------                  -----------
    Increase (decrease) in net assets from operations           $(13,210,388)                 $ 2,639,648
                                                                ------------                  -----------
Distributions declared to shareholders -
  From net investment income (Initial Class)                    $     --                      $   (25,464)
  Net realized gain on investments and foreign currency
    transactions (Initial Class)                                    (162,229)                     (36,772)
  In excess of net investment income (Initial Class)                  --                           (2,683)
  In excess of net realized gain on investments and
    foreign currency transactions (Initial Class)                   (119,866)                      --
                                                                ------------                  -----------
      Total distributions declared to shareholders              $   (282,095)                 $   (64,919)
                                                                ------------                  -----------
Net increase in net assets from series share transactions       $145,861,874                  $16,314,499
                                                                ------------                  -----------
      Total increase in net assets                              $132,369,391                  $18,889,228
Net assets:
  At beginning of period                                          18,889,228                       --
                                                                ------------                  -----------
  At end of period (including accumulated undistributed
    net investment income of $169,448 and $1,403,
    respectively)                                               $151,258,619                  $18,889,228
                                                                ============                  ===========

* For the period from the commencement of the series' investment operations, May 3, 1999, through
  December 31, 1999.

See notes to financial statements.

Financial Highlights
---------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED             PERIOD ENDED
                                                                    DECEMBER 31,             DECEMBER 31,
INITIAL CLASS SHARES                                                        2000                    1999*
---------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                     $13.95                   $10.00
                                                                          ------                   ------
Income from investment operations# -
  Net investment income(S)                                                $ 0.04                   $ 0.06
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                       (0.89)                    3.94
                                                                          ------                   ------
      Total from investment operations                                    $(0.85)                  $ 4.00
                                                                          ------                   ------
Less distributions declared to shareholders -
  From net investment income                                              $ --                     $(0.02)
  From net realized gain on investments and foreign currency
    transactions                                                           (0.06)                   (0.03)
  In excess of net investment income                                        --                      (0.00)+++
  In excess of net realized gain on investments and foreign
    currency transactions                                                  (0.04)                    --
                                                                          ------                   ------
      Total distributions declared to shareholders                        $(0.10)                  $(0.05)
                                                                          ------                   ------
Net asset value - end of period                                           $13.00                   $13.95
                                                                          ======                   ======
Total return                                                               (6.17)%                  40.01%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                0.93%                    1.01%+
  Net investment income                                                     0.28%                    0.71%+
Portfolio turnover                                                           248%                      73%
Net assets at end of period (000 omitted)                                $97,766                  $18,889

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of the average daily net assets. Prior to May 1, 2000, this fee was not greater than 0.25% of the average net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
        Net investment income                                             $ 0.04                   $ 0.02++
        Ratios (to average net assets):
          Expenses##                                                        0.94%                    1.47%+
          Net investment income                                             0.27%                    0.25%+
    * For the period from the commencement of the series' investment operations, May 3, 1999, through
      December 31, 1999.
    + Annualized.
   ++ Not annualized.
  +++ Per share amount was less than $0.01.
    # Per share data are based on average shares outstanding.
   ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

----------------------------------------------------------------------------
                                                                PERIOD ENDED
                                                                DECEMBER 31,
SERVICE CLASS SHARES                                                   2000*
----------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                 $14.40
                                                                      ------
Income from investment operations# -
  Net investment income(S)                                            $ 0.01
  Net realized and unrealized loss on investments and foreign
    currency                                                           (1.43)
                                                                      ------
      Total from investment operations                                $(1.42)
                                                                      ------
Net asset value - end of period                                       $12.98
                                                                      ======
Total return                                                           (9.86)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                            1.11%+
  Net investment income                                                 0.15%+
Portfolio turnover                                                       248%
Net assets at end of period (000 omitted)                            $53,492

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management and distribution fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of the average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
        Net investment income                                        $  0.01++
        Ratios (to average net assets):
          Expenses##                                                    1.12%+
          Net investment income                                         0.14%+
    * For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.
    + Annualized.
   ++ Not annualized.
    # Per share data are based on average shares outstanding.
   ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Growth Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 2000, there were 29 shareholders in the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2000, the value of securities loaned was $6,793,214. These loans were collateralized by cash of $6,987,342 which was invested in the following short-term obligation:

                                                              IDENTIFIED COST
                                                    SHARES          AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio     6,987,342         $6,987,342

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The series will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, the series' custodian fees were reduced by $7,223 under this arrangement. The series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, the series custodian fees were reduced by $2,714 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended December 31, 2000, $16,501 was reclassified from accumulated undistributed net investment income to accumulated net realized loss on investments and foreign currency transactions due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series' average daily net assets. The series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the series' operating expenses, exclusive of management, and distribution fees. The series in turn will pay MFS an expense reimbursement fee not greater than 0.15% of average daily net assets. Prior to May 1, 2000, the series paid MFS an expense reimbursement fee not greater than 0.25% of the daily net assets. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 2000, aggregate unreimbursed expenses amounted to $23,324.

Each series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distributor - The Trustees have adopted a distribution plan relating to Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to the Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. A portion of this distribution fee is currently being paid by the series; payment of the remaining 0.05% per annum of the Service Class distribution fee will become payable on such a date as the Trustees of the trust may determine. Fees incurred under the distribution plan during the period ended December 31, 2000, were 0.20% of average daily assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                 PURCHASES            SALES
----------------------------------------------------------------------------
Investments (non-U.S. government securities)  $292,364,453     $159,097,397
                                              ------------     ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $163,113,471
                                                               ------------
Gross unrealized depreciation                                  $(22,003,123)
Gross unrealized appreciation                                     9,355,692
                                                               ------------
    Net unrealized depreciation                                $(12,647,431)
                                                               ============

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares

                                        YEAR ENDED DECEMBER 31, 2000    PERIOD ENDED DECEMBER 31, 1999*
                                     -------------------------------   -------------------------------
                                            SHARES            AMOUNT          SHARES            AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                              6,481,624       $92,109,692       1,415,476       $17,093,976
Shares issued to shareholders in
  reinvestment of distributions             19,837           282,092           4,711            64,919
Shares reacquired                         (334,460)       (4,788,002)        (66,405)         (844,396)
                                         ---------       -----------       ---------       -----------
    Net increase                         6,167,001       $87,603,782       1,353,782       $16,314,499
                                         =========       ===========       =========       ===========

Service Class shares
                                     PERIOD ENDED DECEMBER 31, 2000**
                                     -------------------------------
                                            SHARES            AMOUNT
--------------------------------------------------------------------
Shares sold                              4,196,851       $59,322,871
Shares reacquired                          (75,761)       (1,064,779)
                                         ---------       -----------
    Net increase                         4,121,090       $58,258,092
                                         =========       ===========
 * For the period from the commencement of the series' investment operations, May 3, 1999, through
   December 31, 1999.
** For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.

(6) Line of Credit
The series and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the year ended December 31, 2000, was $400. The series had no borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Variable Insurance Trust and the Shareholders of MFS Growth Series:

We have audited the accompanying statement of assets and liabilities of MFS Growth Series, (the Series) (one of the series constituting MFS Variable Insurance Trust Series), including the portfolio of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year ended December 31, 2000 and for the period from the commencement of investment operations, May 3, 1999, through December 31, 1999. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Growth Equity Series as of December 31, 2000, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year ended December 31, 2000 and for the period from the commencement of investment operations, May 3, 1999, through December 31, 1999, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 8, 2001

FEDERAL TAX INFORMATION (Unaudited)

For the year ended December 31, 2000, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 2.17%.

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
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